Exhibit 99.2

JOSEPH ZAPPALA

Porta Vita

19955 NE 36th Court

Aventura, Florida 33180

December 6, 2004

Federal Express and Telecopy

Mr. Jugal K. Taneja

Chairman of the Board

GeoPharma, Inc.

6950 Bryan Dairy Road

Largo, Florida 33777

Re: Form 8-K

Dear Mr. Taneja:

I have reviewed the Company’s Form 8-K dated December 6, 2004 and agree with the disclosure contained therein.

Very truly yours,

/s/ JOSEPH ZAPPALA
Joseph Zappala

cc:	John A. Schifino, Esq. (telecopy (813) 221-7335)

Tom Rose, Esq. (telecopy (212) 930-9725)